KBW Insurance Conference
September 7, 2010
Exhibit 99.1

CNO Financial Group

Forward-looking statements
Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial Group’s products and trends in CNO Financial Group’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by the use of terms such as “anticipate,”
“believe,” “plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,”
“could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (ii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (iii) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (v) the receipt of required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products;
(vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date of our emergence from bankruptcy; (viii) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (ix)
changes in accounting principles and the interpretation thereof; (x) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems;
(xi) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xiv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xv) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvi) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial Group and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xvii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xviii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xix)
changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-
looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

CNO Financial Group

The Company: CNO Financial Group
▪ Focused on serving the protection needs of the fast-growing but underserved senior middle income market
▪ Products include supplemental health, life, annuity and long-term care
▪ Sold through efficient, growing distribution channels:
 – Bankers Life: strong career agent franchise
 – Colonial Penn: direct distribution platform
 – Washington National: wholly-owned distributor (PMA) and independent agents
▪ Centralized services operation to add value to all units
▪ Over 3.9 million policies in force

CNO Financial Group

Value Through Growth and Execution
The Opportunity: Rapidly Growing, Underserved Market
▪ Our focus is meeting the needs of fast-growing senior market
▪ Attractive demographics: Baby Boomers reaching retirement age
 – The first of Boomer population become Medicare-eligible next year
 – Americans turning 65 will grow by nearly 4% annually over next decade
 – In ten years, population 65 years old and older will increase by 50%
 – Financial downturn underscored importance of risk management and guaranteed products
We know this market better than anyone, pursue it full-time, and represent a pure play in the attractive senior middle income market

CNO Financial Group

Well-Capitalized To Continue Growth Momentum
▪ CNO Financial is well-capitalized because in 2009 we:
 – Completed two significant reinsurance transactions, receiving
  $100 million in ceding commission
 – Refinanced $293 million of convertible debentures early
 – Raised $296 million in public and private equity deals, and
 – Repaid $285 million in long-term debt
▪ Financial Metrics at June 30, 2010
 – Debt to Capital Ratio of 21%*
 – Consolidated Risk Based Capital Ratio of 318%
 – Holding Company liquidity of approximately $130 million
* A non-GAAP measure - Accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Refer to the appendix for a reconciliation to the comparable GAAP measure.

($ in millions)

$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$223.4
$86.4
$137.0
$252.3
$87.7
$164.6
$129.6
$46.5
$83.1
Tax Expense on Operating Income
Net Operating Income *
2008
2009
1H2010

* A non-GAAP measure -- refer to the appendix for a reconciliation to the comparable GAAP measure. Price to operating earnings ratio is calculated using 8/26/2010 market price of $4.67. Separate ratios are presented for the pre-tax and after-tax operating earnings. The ratio is based on the operating earnings for the last twelve months.

Price to Operating Earnings Ratio (LTM)*	
Pre - Tax	4.3
After - Tax	6.6

Present value of NOL is approximately $2 per share

CNO Financial Group

Pre/After Tax GAAP Operating Income

BANKERS
LIFE AND CASUALTY COMPANY
For the life of your retirement

Washington National INSURANCE COMPANY

COLONIAL PENN

CNO Financial Group

Broad Distribution Reach
• Focused on middle-income senior
 market with Medicare supplement,
 life, annuity, LTC, Medicare Part D
 and Medicare Advantage products
• “Kitchen-table” sales model
 through 5,600 career agents and
 sales managers; growing agents at
 4.5% annually for past six years
• 150+ branches nationwide
• Focused on middle-income
 working Americans and retirees
 with supplemental health and
 protection products
• Worksite sales in 20,000 groups
 e.g. small business, education,
 government, and healthcare
• Distribution through independent
 channels and PMA (owned
 distributor) with over 2,100 agents
 and 20% annual growth in
 supplemental health sales in each
 of the last 2 years
• Focused on lower middle-income
 retirees with simple, low-cost life
 insurance products
• Direct response model with media
 and mail-based lead generation
 with robust telemarketing support
Captive
Direct
PMA/Independent
2009 Collected Premium / Pre-tax Operating Income ($ in millions)
$3,001 / $278
$919 / $67 (CIG)
$195 / $29

- Increased longevity
- Greater awareness of need for retirement planning

- Medicare Supplement
- Whole and Universal life products

- Independents

CNO Financial Group

CNO has expertise
across important middle
-market products
• Equity-Indexed Life and
 Annuity Products
 (Longevity Solutions)
• Long-Term Care
• Final expense
• Specified Disease
CNO can access
consumers across
multiple channels
• With an Agent (Retail)
 • Bankers
 • Washington National
 • PMA (CNO-owned)
• Without an Agent (Direct)
 • Colonial Penn
• At Work (Worksite Marketing)
 • PMA Worksite Division
 • Washington National -
 Independents
Strong trends are driving
middle-market consumers
• Rising medical costs
• Decline of societal safety
 nets (government and
 employer)
CNO: The right products and the right channels for
today’s middle-market consumer

Relative company size based on total admitted assets as of 12/31/09
More Affluent
Less Affluent
Customers
Protection Product
Products
Asset Accumulation
Mass Mutual
LNC
PNX
NM
ManuLife
SFG
MET
HIG
KCLI
GAFRI
AIG
NY Life
DFG
PRU
Guardian
PFG
PL
UNM
GNW
Mut. Of Omaha
AEL
CIG
BLC
Aviva USA
PLFE
AFL
Gerber Life
CNO
TMK
CPL

CNO Financial Group

Few competitors in our target space

CNO Financial Group

Recent results demonstrate CNO’s potential
▪ Q2 2010 marks sixth consecutive quarter of GAAP net income

▪ 2009 Statutory Operating Earnings (net of tax) of $264 million

▪ Continued focus on profitable growth in all three insurance segments
 – 2009 EBIT* up 16% and core sales** up 6% over 2008
 – 1st half 2010 EBIT* up 6.2% and core sales up 4.4% over 1st half of 2009

▪ Rating upgrades and improved outlook
* Refer to appendix for more information regarding this non-GAAP measure
** Core sales reflect total new annualized premium (“NAP”) excluding Private-Fee-For-Service (“PFFS”) and Prescription Drug Plan (“PDP”)

Bankers(b)

2004
2005
2006
2007
2008
2009
1H 2010
Medicare Supplement
LTC
Life
Annuity

26.6
30.2
33.3
42.3
54.4
41.9
25.3
2004
2005
2006
2007
2008
2009
1H 2010
Life

2004
2005
2006
2007
2008
2009
1H 2010
Medicare Supplement
Spec Disease
Life
Annuity

CNO Financial Group

Colonial Penn
CIG
218.0
233.5
226.2
222.4
242.9
56.4
68.8
93.0
78.2
70.5
(a) Measured by new annualized premium, which includes 6% of annuity and 10% of single premium whole life deposits and 100% of all other premiums. PDP and PFFS sales have been excluded from all periods
(b) Excludes group business not sold by Bankers agents
272.2
72.1
121.5
35.8

Total New Sales Across Business Units
(NAP - $ in millions) (a)

CNO Financial Group

CNO Financial: Compelling Investment Thesis
▪ Strategic focus on burgeoning senior middle-market—unique “pure play”
▪ Attractive growth and profit potential driven by demographics and execution
▪ Tremendous progress financially and operationally
▪ Well-capitalized and well managed
▪ Value of tax paying status not yet fully realized in stock price
▪ Strong performance momentum—6 straight quarters of improved financial results

Questions and Answers

Appendix

Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the
“Investor - SEC Filings” section of our website, www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before discontinued
operations, loss on extinguishment or modification of debt, net realized gains or losses and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because discontinued operations, loss on extinguishment or modification of debt, realized investment gains or losses and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.
Information Related to Certain Non-GAAP Financial Measures

Six Months Ended June 30, 2010	Year ended December 31, 2009	2008
EBIT:			
Bankers Life	$ 117.2	$ 278.0	$ 171.5
Colonial Penn	12.9	29.4	25.2
Conseco Insurance Group	55.6	67.3	121.3
Corporate Operations, excluding corporate interest expense	(16.8)	(37.7)	(26.7)
EBIT	168.9	337.0	291.3
Corporate interest expense	(39.3)	(84.7)	(67.9)
Income before gain (loss) on extinguishment or modification of debt, net realized investment losses, taxes and discontinued operations	129.6	252.3	223.4
Tax expense on operating income	46.5	87.7	86.4
Net operating income	83.1	164.6	137.0
Gain (loss) on extinguishment or modification of debt, net of income taxes	(1.8)	(14.4)	13.8
Net realized investment losses (excluding the increase in unrealized losses on those investments transferred to an independent trust and net of related amortization and taxes and the establishment of a valuation allowance for deferred tax assets related to such losses)	(14.3)	(41.5)	(217.4)
Net income (loss) before valuation allowance for deferred tax assets and discontinued operations	67.0	108.7	(66.6)
Valuation allowance for deferred tax assets (excluding the establishment of a valuation allowance for realized losses and discontinued operations)	-	(23.0)	(343.0)
Discontinued operations	-	-	(722.7)
Net income (loss) applicable to common stock	**$ 67.0**	**$ 85.7**	**$ (1,132.3)**

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of earnings before net realized investment gains (losses), discontinued operations, corporate interest, gain (loss) on extinguishment or modification of debt and taxes (“EBIT”) to net income (loss) applicable to common stock is as follows (dollars in millions):

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

		Q2 2010
Total shareholders' equity	$	4,182.8
Less accumulated other comprehensive income (loss)		318.8
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$	3,864.0
Shares outstanding at end of period		251,044,745
Book value per share	$	16.66
Less accumulated other comprehensive income (loss)		1.27
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$	15.39

Book value, excluding accumulated other comprehensive income, per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income has been excluded from the book value used to determine the measure. Management believes this non-
GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

2Q10
Corporate notes payable	$ 1,029.4
Total shareholders' equity	4,182.8
Total capital	5,212.2
Less accumulated other comprehensive income (loss)	(318.8)
Total capital, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 4,893.4
Corporate notes payable	$ 1,029.4
Corporate notes payable to capital ratios:	
Corporate debt to total capital	19.7%
Corporate debt to total capital, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	21.0%

Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive income (loss)
is as follows (dollars in millions):
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of price to pretax operating income ratio and the price to operating income ratio to the price to earnings ratio is as follows (amounts in millions, except per share amounts):

		Twelve Months Ended June 30, 2010
Income before loss on extinguishment or modification of debt, net realized investment losses and taxes	$	260.5
Tax expense on operating income		91.1
Net operating income		169.4
Loss on extinguishment or modification of debt, net of income taxes		(10.1)
Net realized investment losses (net of related amortization and taxes and the establishment of a valuation allowance for deferred tax assets related to such losses)		(35.7)
Net income before valuation allowance for deferred tax assets		123.6
Valuation allowance for deferred tax assets (excluding the establishment of a valuation allowance for realized losses)		23.0
Net income applicable to common stock	$	100.6

(Continued on next page)

Price to pretax operating income ratio

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of price to pretax operating income ratio and the price to operating income ratio to the price to earnings ratio is as follows (amounts in millions, except per share amounts):

(Continued from previous page)

		Twelve Months Ended June 30, 2010
Weighted average shares outstanding - diluted		249.5
Income before gain (loss) on extinguishment or modification of debt, net realized investment losses and taxes	$	260.5
Add interest expense on convertible debentures		11.0
Pretax operating income for diluted earnings per share	**$**	**271.5**
Pretax operating income per diluted share	**$**	**1.09**
Market price of common stock on August 26, 2010	$	4.67
Price to pretax operating earnings ratio (a non-GAAP financial measure)		**4.3**
Net operating income	$	169.4
Add interest expense on convertible debentures, net of tax		7.1
Net operating income for diluted earnings per share	**$**	**176.5**
Operating earnings per diluted share		**0.71**
Price to operating earnings ratio (a non-GAAP financial measure)		**6.6**
Net income applicable to common stock	$	100.6
Add interest expense on convertible debentures, net of tax		7.1
Net income for diluted earnings per share	**$**	**107.7**
Diluted earnings per share	**$**	**0.43**
Price to earnings ratio		**10.8**

Price to pretax operating income ratio

Information Related to Certain Non-GAAP Financial Measures